UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

Office Properties Income Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
5.875% Senior Notes due 2046	OPINI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we,” “us,” “our” and “the Company” refer to Office Properties Income Trust.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Share Award Plan

As described in Item 5.07 below, at the Company’s annual meeting of shareholders held on May 27, 2020 (the “Annual Meeting”), the Company’s shareholders approved the Amended and Restated Office Properties Income Trust 2009 Incentive Share Award Plan (the “Share Award Plan”), which amended and restated the predecessor Office Properties Income Trust 2009 Incentive Share Award Plan to increase by 1,000,000 the total number of common shares of beneficial interest, $0.01 par value (“Common Shares”), available for grant under the plan and extended the term of the plan until May 27, 2030, the tenth anniversary of our Annual Meeting.

A copy of the Share Award Plan was included as Annex A to the Company’s proxy statement for the Annual Meeting, which proxy statement was filed with the Securities and Exchange Commission (the “SEC”), on April 13, 2020 (the “2020 Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Share Award Plan and information pertaining to certain participants in the Share Award Plan are described in detail in the 2020 Proxy Statement. The foregoing description of the Share Award Plan is qualified in its entirety by the terms of the Share Award Plan. A copy of the Share Award Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Officer Election

Also on May 27, 2020, the Board of Trustees (the “Board”) promoted Christopher J. Bilotto, the Company’s Vice President, to the offices of Vice President and Chief Operating Officer. Mr. Bilotto does not have any family relationships with any of the Company’s Trustees or executive officers, is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K, and was not appointed pursuant to any arrangement or understanding with any other person. Mr. Bilotto’s biography is contained in the 2020 Proxy Statement and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As discussed below in Item 5.07, at the Annual Meeting, the Company’s shareholders voted to approve an amendment to the Company’s Declaration of Trust to provide for the annual election of all Trustees beginning with the 2023 annual meeting of shareholders. Beginning with the 2021 annual meeting of shareholders, the Trustees whose terms expire at an annual meeting (or such Trustees’ successors) will stand for election at the meeting for one-year terms and all Trustees (or such Trustees’ successors) will stand for election at the 2023 annual meeting of shareholders, and thereafter, for one-year terms. In accordance with Maryland law, in order to give proper effect to this amendment, on May 27, 2020, the Company filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland. Upon the filing of the Articles of Amendment, the amendment became effective. The foregoing description of the amendment is not complete and is subject to and qualified in its entirety by reference to the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the election of Donna D. Fraiche as an Independent Trustee in Class II of the Board for a three year term of office continuing until the Company’s 2023 annual meeting of shareholders and until her successor is duly elected and qualifies. Ms. Fraiche received the following votes:

For	Withhold	Broker Non-Votes
27,580,059	7,157,063	8,561,858

The Company’s shareholders also voted on the election of Jeffrey P. Somers as an Independent Trustee in Class II of the Board for a three year term of office continuing until the Company’s 2023 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Somers received the following votes:

For	Withhold	Broker Non-Votes
23,540,612	11,196,510	8,561,858

The Company’s shareholders also voted on the election of David M. Blackman as a Managing Trustee in Class II of the Board for a three year term of office continuing until the Company’s 2023 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Blackman received the following votes:

For	Withhold	Broker Non-Votes
33,684,799	1,052,323	8,561,858

The Company’s shareholders also voted on the approval of an amendment to the Company’s Declaration of Trust to provide for the annual election of all Trustees beginning with the Company’s 2023 annual meeting of shareholders. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
34,378,040	192,427	166,655	8,561,858

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the 2020 Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
32,046,696	2,116,492	573,934	8,561,858

The Company’s shareholders also voted on the approval of the Share Award Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
33,099,100	1,096,620	541,402	8,561,858

The Company’s shareholders also ratified the appointment of Ernst & Young LLP as the Company’s independent auditors to serve for the 2020 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
42,426,803	715,836	156,341	N/A

The results reported above are final voting results.

Item 8.01.    Other Events.

Board Committees

Also on May 27, 2020, Barbara D. Gilmore stepped down as a member of the Audit Committee, and the Board appointed Ms. Gilmore to serve on the Nominating and Governance Committee.

Trustee Compensation

Also on May 27, 2020, the Company updated its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on May 27, 2020, the Company awarded each of the Company’s Trustees 3,500 Common Shares, valued at $26.61 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Articles of Amendment to the Declaration of Trust of Office Properties Income Trust, dated May 27, 2020

10.1	Amended and Restated Office Properties Income Trust 2009 Incentive Share Award Plan

10.2	Summary of Trustee Compensation

104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

	By:	/s/ Matthew C. Brown
	Name:	Matthew C. Brown
	Title:	Chief Financial Officer and Treasurer

Date: May 28, 2020